UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2007

Glowpoint, Inc.
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(Exact name of registrant as specified in its Charter)

Delaware	0-25940	77-0312442
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

225 Long Avenue Hillside, NJ		07205
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (312) 235-3888

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On June 26, 2007, Glowpoint, Inc. (the “Company”) issued a press release announcing the filing of its quarterly report for period ending March 31, 2007 on Form 10-Q. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information under Item 2.02 and 8.01 in this Current Report on Form 8-K, including the related exhibit, shall not be deemed (i) “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or (ii) to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 26, 2007, the Company amended the employment agreement of Michael Brandofino, its Chief Executive Officer and President, to extend its term by two years. His employment term will now continue for the two-year period commencing July 1, 2007. This brief description of Mr. Brandofino’s employment agreement amendment is qualified by reference to the provisions of the agreement attached to this report as Exhibit 99.2.

On June 25, 2007, each of Mr. Brandofino, Joseph Laezza, the Company’s Chief Operating Officer, Edwin F. Heinen, the Company’s Chief Financial Officer, and David W. Robinson, the Company’s General Counsel, were granted 75,000 restricted shares of the Company’s common stock. Such restricted shares vested immediately. Messrs. Heinen and Robinson were also each granted an option to purchase 100,000 shares of the Company’s common stock, with one-third of such options vesting on each of June 25, 2008, June 25, 2009, and June 25, 2010.

ITEM 8.01. OTHER EVENTS

The Company will host a conference call at 4:30 p.m. EDT on Thursday, June 28, 2007 to discuss its First Quarter 2007 results and take questions. Interested participants should call (800) 638-5495 and use passcode 11522105. International participants should call (617) 614-3946 and use the same passcode.  A recording of the conference call will be available beginning June 28, 2007 and will remain archived through August 1, 2007. To listen to the playback, please call (888) 286-8010 and use passcode 86837571.  For international playback, dial (617) 801-6888 and use the same passcode.

This call is being audio webcast by CCBN and can be accessed at Glowpoint's website at http://www.glowpoint.com. The audio webcast will also be distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at http://www.companyboardroom.com or by visiting any of the investor sites in CCBN's Individual Investor Network, such as America Online's Personal Finance Channel, Fidelity Investments® (www.fidelity.com), and others. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents: http://www.streetevents.com.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired. Not Applicable.

(b)    Pro Forma Financial Information. Not Applicable.

(c)    Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated June 26, 2007.

Exhibit 99.2	Employment Agreement Amendment between the Company and Michael Brandofino, dated June 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

BY:	/s/ Michael Brandofino
Michael Brandofino
Chief Executive Officer and
President

Date: June 26, 2007